                                    UAM Funds
                                    Funds for the Informed Investor(sm)



Acadian Emerging Markets Portfolio
Semi-Annual Report                                                April 30, 2000













                                                                       [LOGO]UAM

UAM FUNDS                               ACADIAN EMERGING MARKETS PORTFOLIO
                                        APRIL 30, 2000

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

Shareholders' Letter......................................................    1

Portfolio of Investments..................................................    5

Statement of Assets and Liabilities.......................................   15

Statement of Operations...................................................   16

Statement of Changes in Net Assets........................................   17

Financial Highlights......................................................   18

Notes to Financial Statements ............................................   19
-------------------------------------------------------------------------------

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO


--------------------------------------------------------------------------------
May 25, 2000

Dear Shareholder:

We are pleased to present the semi-annual report for the Acadian Emerging Markets Portfolio. This commentary covers the six months from November 1, 1999 to April 30, 2000, focusing on the portfolio's performance and some of the economic and market conditions that impacted returns.

Portfolio Performance Review

For the six months ended April 30, 2000, the Acadian Emerging Markets Portfolio returned 19.23%, versus 12.20% for the IFC Investable Index, a widely followed emerging markets benchmark.

Economic and Market Conditions

The emerging markets rose sharply in the last two months of 1999, and continued to rise modestly during the first part of 2000, only to retreat sharply in April, shaken by the U.S. tech-stock tumble. April's drop was shared fairly equally across Latin America, Asia and the Europe/Mideast/Africa region, though the emerging markets remained ahead for the six-month period in total. Latin American stocks fell -11.0% in April but still ended the six-month period up 23.7%. Brazil fell -12.8% in April on fears about the telecomm sector, while Argentina and Mexico also fell, but all remained in positive territory for the period as a whole. In Asia, which had seen strong returns on technology-stock enthusiasm, many of the hottest stocks retreated in April. The region as a whole fell -12.2% in April, led by declines in Korea, Indonesia and China. However, Asian emerging markets were up 8.7% for the six months in total. In the EMEA region, markets rose 10.8% for the six months. Greece and South Africa lost significant ground late in the period but many other markets were up for the period as a whole - Turkey over 100% and Russia over 65%.

Investment Strategy Used During the Period

Acadian continues to pursue its highly structured and disciplined approach to the emerging markets, using a database of information on over 60 emerging markets and 6000 stocks. Our emerging markets process emphasizes country selection but also examines a variety of factors at the stock level. As a result, the portfolio was invested in 23 emerging equity markets, compared with 32 in the benchmark. Key overweightings were in attractively valued markets that included Pakistan, China, Egypt, Brazil, Venezuela, Peru, the Philippines and Russia. The portfolio was underweighted in Greece, Hungary, Thailand,
Indonesia, Israel, India, Malaysia and Taiwan.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

The resulting portfolio had what we believe to be very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all significantly lower than the benchmark index. The portfolio also held stocks that were on average somewhat smaller in capitalization size than those in the IFC index, with relatively more assets in the mid-size $1-$5 billion capitalization range, and fewer assets in the larger-size range of $5-20 billion in capitalization.

Commentary on the Fund's Investment Performance

As noted above, the Acadian Emerging Markets Portfolio outperformed its benchmark index by 700 basis points, returning 19.2% for the six months ending April 30 versus 12.2% for the IFC Investable Index.

Helped Portfolio

The portfolio's performance during the period was enhanced by investments in:

   o Korea: The portfolio's Korean underweighting helped the portfolio, adding 40 basis points as the Korean market underperformed the overall index. In addition, its value-oriented Korean holdings fared far better in the period's market decline than those of the benchmark index, which saw dominating growth-oriented technology stock fall farthest. Total value added was 310 basis points

   o Pakistan: Pakistan was up over 40% in the period, outperforming the bench mark index by a wide margin. This was in part because of increased investor comfort with the newly-imposed government but also due to the focus of emerging market investors on Asian technology stocks. While Pakistan gave back a large portion of its gains in April, it was still a leading market for the six months. Acadian's Pakistan position added 150 basis points to portfolio return.

   o Turkey: The portfolio was overweighted in Turkey, which rose sharply in the six months ending April. Value added was 480 basis points, with about half coming from the market weighting and half from stock selection.

   o Russia: The portfolio was overweighted in Russia, a market which appeared very cheaply valued as investors sized up the presidential election. The election's successful conclusion helped fuel a market rally at the end of the period. Value added for the portfolio was 80 basis points.

   o Other: The portfolio was also helped by its underweighting in Greece and overweighting in Brazil. Each added 80 basis points.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

Hurt Portfolio

   o Mexico: The portfolio was underweighted in Mexico due to this market's relatively expensive valuations. This detracted 20 basis points as Mexico outperformed the index significantly. Mexican shares were boosted by positive earnings news from some key companies and a generally good outlook on economic growth and inflation. Acadian's Mexican stock selection also underperformed slightly, for total value lost of 150 basis points.

   o South Africa: South African stock selection caused 80 basis points of underperformance, as a focus on materials and financial stocks was not rewarded.

   o Other: Other investments having a negative impact on the portfolio included the overweightings in Venezuela, Egypt and the Philippines, each of which detracted 50-70 basis points.

Current Outlook

Looking ahead, we believe the focus on momentum investing and technology stocks seen earlier this year in emerging markets will continue to abate, and that we are now poised for a value approach to enter an extended period of outperformance. We believe the reasons are as follows:

Dramatically divergent valuations. In April 1999, the price/book ratio of EMF Value was a little less than half that of EMF Growth. Today, the price/book of EMF Value is less than one third that of EMF Growth. This represents an unprecedented valuation gap.

Stronger economic outlook. In the last year the majority of emerging countries have seen higher economic growth forecasts. The environment for value stocks, with their typically higher earnings responsiveness to economic growth, is considerably stronger than a year ago.

Greater vulnerability of growth stocks. The last year has seen a sharp rise in the risks to growth stock earnings and valuation levels. Highly valued stocks are more vulnerable to the ill effects of potential inflation, which should raise the discount rate applied to future growth. Many value stocks such as basic commodities purveyors, in contrast, can actually benefit from inflation. In addition, the pressure on growth stocks to continue producing positive earnings surprises has never been more immense. With valuations so high, investors will be quick to retreat from companies whose earnings disappoint inflated expectations.

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UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

Overall, we continue to find the emerging markets asset class very attractive relative to other investment opportunities. In particular, we believe the valuations of such markets as Egypt, Jordan, China, Colombia, Sri Lanka, Venezuela are very favorable currently, while we are finding fewer opportunities in more expensively valued markets such as Malaysia, Taiwan, Hungary and Israel. However, there are attractive individual stocks that can be found in almost every market in the emerging markets universe.

Sincerely,


/s/ Churchill G. Franklin


Churchill G. Franklin
Senior Vice President


    All performance presented in this report is historical and should not be construed as a guarantee of
   future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their
    original cost. A portfolio's performance assumes the reinvestment of all dividends
                               and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

   A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                         Definition of Comparative Index
                         -------------------------------

IFC Investable Index is an unmanaged index maintained by the International Finance Corporation that precisely measures the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any
fees or expenses. If such fees and expenses were included in the index returns, the performance
                             would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 88.3%

                                                                                 Market
                                                                   Shares        Value
                                                                 ----------     --------

ARGENTINA -- 1.0%
  Banco de Galicia y Buenos Aires, Class B......................     27,278    $  118,196
  Central Peurto................................................     78,000       126,448
  Juan Minetti*.................................................     33,292        53,304
  Molinos Rio de la Plata, Class B*.............................     56,583       125,136
                                                                               -----------
                                                                                  423,084
                                                                               -----------

BRAZIL -- 2.7%
  Cervejaria Brahma.............................................        172            91
  Ceval Alimentos............................................... 22,091,911        41,002
  Dana-Albarus..................................................    203,000        95,596
  Embratel Participacoes........................................        794            15
  Mineracao Trinidade-Samitri...................................  1,200,050        29,918
  Sancamento Basico do Estado de Sao Paulo*.....................  6,700,000       632,881
  Seara Alimentos*.............................................. 22,091,911         9,791
  Serrana.......................................................      3,909             2
  Sociedad de Participacoes Cime................................    131,000            --
  Tele Celular Sul Participacoes................................        794             2
  Tele Centro Oeste Cellular Participacoes......................        794             2
  Tele Centro Sul Participacoes................................. 32,611,794       334,429
  Tele Leste Celular Participacoes..............................        794             1
  Tele Nordeste Cel Participacoes...............................        794             2
  Tele Norte Celular Participacoes..............................        794             1
  Tele Norte Leste Participacoes................................        794            14
  Tele Sudeste Cellular Participacoes...........................        794             3
  Telemig Celular Participacoes.................................        794             2
  Telesp Celular Participacoes..................................        794            13
  Telesp Participacoes..........................................        794            12
                                                                               -----------
                                                                                1,143,777
                                                                               -----------













The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                                              Market
                                                                      Shares                  Value
                                                                     --------                --------
CHILE -- 2.9%
  A.F.P. Provida ADR.................................................   13,000             $  268,125
  Banco Santander Chile ADR..........................................    7,000                103,687
  Cia Telecomunicaciones de Chile ADR................................   19,400                358,900
  Maderas y Sinteticos ADR...........................................   25,300                347,875
  Vina Concha y Toro ADR.............................................    4,700                180,126
                                                                                          -----------
                                                                                            1,258,713
                                                                                          -----------

CHINA -- 1.6%
  Dazhong Transportation*............................................  762,610                306,569
  Shanghai Jinqiao Export*...........................................  180,300                 41,830
  Shanghai Shangling Electric Appliance, Class B*....................  150,000                 73,500
  Shanghai Tyre & Rubber*............................................  550,000                 79,200
  Tsingtao Brewery*..................................................  622,000                 97,430
  Zhenhai Refining and Chemical......................................  678,000                 92,273
                                                                                          -----------
                                                                                              690,802
                                                                                          -----------

EGYPT -- 4.5%
  Alexandria National Iron & Steel*..................................    7,000                236,000
  Commercial International Bank......................................   13,380                144,332
  Egyptian American Bank.............................................    5,400                 73,223
  Egyptian International Phamaceutical...............................    1,700                 84,752
  Helwan For Cement..................................................   54,900                680,248
  Madinet Nasr For Housing & Development.............................    4,800                 50,729
  Middle & West Delta Flour Mills....................................   11,800                 79,985
  Misr Elgedida for Housing & Reconstruction.........................    1,600                 36,385
  National Societe General Bank......................................    9,900                130,432
  Suez Cement........................................................   30,859                404,856
                                                                                          -----------
                                                                                            1,920,942
                                                                                          -----------

GREECE -- 5.5%
  Aegek..............................................................   54,610                417,666
  Bank of Greece.....................................................    4,380                400,920
  Commercial Bank of Greece..........................................   12,570                684,362
  National Bank of Greece............................................    5,644                240,661
  Panafon Hellenic Telecom...........................................   19,700                237,870
  Piraeus Bank.......................................................    6,800                120,860
  Strintzis Lines....................................................   31,900                246,999
                                                                                          -----------
                                                                                            2,349,338
                                                                                          -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                                               Market
                                                                       Shares                  Value
                                                                      --------                --------
HONG KONG -- 4.9%
  China Telecom*...................................................      211,200            $1,525,306
  Guangshen Railway................................................      885,719               106,897
  WAI Gaoqiao Free ADR, Class B*...................................      388,696               110,390
  Yizheng Chemical Fibre*..........................................    1,847,000               358,084
                                                                                            ----------
                                                                                             2,100,677
                                                                                            ----------
HUNGARY -- 0.6%
  Egis.............................................................        5,900               259,853
                                                                                            ----------
INDONESIA -- 0.5%
  Hanjaya Mandela Sampoerna*.......................................      137,000               198,997
                                                                                            ----------
ISRAEL -- 0.8%
  Cial Electronics Industries......................................        1,500               320,873
  Delek Group*.....................................................          133                 7,230
                                                                                            ----------
                                                                                               328,103
                                                                                            ----------
MALAYSIA -- 3.3%
  Edaran Otomobil Nasional.........................................       55,000               193,958
  Genting..........................................................      133,000               535,528
  IOI Properties...................................................      134,000               213,353
  Kulim............................................................      176,000               143,586
  Multi-Purpose Holdings...........................................      190,000                80,004
  United Engineers.................................................       93,000               239,855
  Westmont Industries*.............................................      481,000                  --
                                                                                            ----------
                                                                                             1,406,284
                                                                                            ----------

MEXICO -- 8.5%
  ALFA, Class A....................................................       57,000               176,702
  Altos Hornos de Mexico*..........................................      178,000                  --
  Cemex CPO........................................................       43,482               188,760
  Controlador Commercial Mexicana..................................      107,000               115,127
  Fomento Economico Mexicano.......................................       52,000               214,382
  Grupo Carso, Class A1*...........................................       16,000                54,543
  Grupo Celanese*..................................................       99,000                  --
  Grupo Financiero Bancomer, Class O...............................    1,838,000               822,371






The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                                               Market
                                                                       Shares                  Value
                                                                      --------                --------
MEXICO -- continued
  Grupo Herdez, Class B*...........................................       301,000            $  102,610
  Hylsamex*........................................................        93,000               170,406
  Telefonos de Mexico, Class L.....................................       488,600             1,418,382
  Vitro, Class A...................................................       314,000               392,040
                                                                                           ------------
                                                                                              3,655,323
                                                                                           ------------

PAKISTAN -- 8.3%
  Engro Chemicals..................................................        18,600                29,501
  Fauji Fertilizer.................................................        50,000                53,723
  HUB Power*.......................................................     2,320,000             1,076,983
  ICI Pakistan*....................................................     2,316,000               736,909
  Muslim Commercial Bank*..........................................       325,000               304,884
  Pakistan State Oil...............................................        28,080               116,774
  Pakistan Telecommunication.......................................     1,950,500             1,105,409
  Shell Pakistan...................................................        25,500               157,834
                                                                                           ------------
                                                                                              3,582,017
                                                                                           ------------

PERU -- 2.5%
  Cementos Lima....................................................        22,443               312,587
  Telefonica del Peru, Class B.....................................       514,400               786,033
                                                                                           ------------
                                                                                              1,098,620
                                                                                           ------------

PHILIPPINES -- 2.2%
  C & P Homes*.....................................................     7,961,700                50,171
  DMCI Holdings*...................................................     3,442,700                50,898
  Equitable PCI Bank...............................................       450,040               583,547
  JG Summit Holding................................................     1,295,550               100,479
  Metropolitan Bank & Trust........................................        10,000                55,744
  Petron...........................................................     2,160,600               114,157
  San Miguel, Class B..............................................        11,990                15,111
                                                                                           ------------
                                                                                                970,107
                                                                                           ------------
POLAND -- 0.7%
  Big Bank Gdanski.................................................        61,640               151,857
  Debica...........................................................         5,684                47,356
  Stomil Olsztyn...................................................        23,771               116,060
                                                                                           ------------
                                                                                               315,273
                                                                                           ------------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                                               Market
                                                                       Shares                  Value
                                                                      --------                --------
RUSSIA -- 3.2%
  Lukoil Holding ADR.................................................     7,870             $  456,460
  RAO Unified Energy System GDR......................................    26,860                500,670
  Surgutneftegaz ADR.................................................    27,920                423,686
                                                                                           -----------
                                                                                             1,380,816
                                                                                           -----------

SOUTH AFRICA -- 7.2%
  Allied Electronics.................................................   171,397                181,880
  Anglo American Platinum............................................     2,000                 48,342
  De Beers Consolidated Mines........................................     2,900                 59,410
  Delta Electrical Industries........................................    59,000                210,870
  Edgars Consolidated Stores.........................................        19                    179
  Illovo Sugar.......................................................         2                      1
  Imperial Holdings..................................................    27,656                236,411
  Liblife Strategic Investments......................................   121,850                    359
  Murray & Roberts Holdings..........................................   678,400                349,948
  Pepkor.............................................................    53,300                183,035
  Rembrandt Controlling Investment...................................    80,200                400,704
  Rembrandt Group....................................................    44,600                345,757
  Reunert............................................................   143,600                196,828
  Sappi..............................................................    36,100                252,727
  Sasol..............................................................   109,900                644,660
  South African Breweries............................................         1                      7
                                                                                           -----------
                                                                                             3,111,118
                                                                                           -----------

SOUTH KOREA -- 10.6%
  Cheil Jedang.......................................................     4,819                247,574
  Daewoo Heavy Indsustries...........................................    44,000                 25,579
  Dongkuk Steel Mill.................................................    57,028                128,499
  Hansol Paper.......................................................     9,743                 66,124
  Hyundai Motor......................................................     8,692                 81,867
  Korean Air.........................................................    47,000                432,087
  LG Information & Communication.....................................     4,982                383,922
  Samsung Display Devices............................................     8,600                358,882
  Samsung Electronic.................................................     8,040              2,173,952
  SK.................................................................    35,905                677,972
                                                                                           -----------
                                                                                             4,576,458
                                                                                           -----------





The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                                              Market
                                                                      Shares                  Value
                                                                     --------                --------
SRI LANKA -- 0.7%
  Blue Diamond Jewelery............................................     103,890             $    2,455
  DFCC Bank........................................................      56,466                 71,679
  Hayleys..........................................................      45,000                 52,870
  John Keells Holdings.............................................      66,608                102,543
  Sampath Bank.....................................................     105,000                 59,554
                                                                                           -----------
                                                                                               289,101
                                                                                           -----------

TAIWAN -- 8.1%
  Acer.............................................................     143,000                299,869
  Advanced Semiconductor Engineering*..............................     181,000                581,193
  Asustek Computer.................................................      23,000                255,472
  Fuh Hwa..........................................................   1,001,000                747,798
  Macronix International*..........................................      24,000                 72,739
  Mercuries & Associates...........................................     176,000                174,155
  Orient Semiconductor Electronics*................................      66,000                113,532
  Shin Kong Life Insurance.........................................     665,000                810,550
  United Microelectronics..........................................      32,000                108,519
  Yageo............................................................     205,000                334,502
                                                                                           -----------
                                                                                             3,498,329
                                                                                           -----------

THAILAND -- 0.0%
  First Bangkok City Bank*.........................................     272,600                   --
  Nava Finance and Securities Public, Foreign......................     167,300                   --
                                                                                           -----------
                                                                                                  --
                                                                                           -----------

TURKEY -- 4.5%
  Aksa Akrilik Kimya Sanayii*......................................   2,470,000                173,858
  Brisa Bridgestone Sabanci........................................   4,449,000                327,721
  Netas Telekomunik................................................   1,136,200                191,568
  Tat Konserve Sanayii*............................................           1                   --
  Turk Sise VE CAM Fabrikalari.....................................           7                   --
  Turkiye Garanti Bankasi..........................................  30,203,600                509,244
  Turkiye IS Bankasi...............................................  13,063,600                716,370
  Tutunculer Bank Yasarbank*.......................................           1                   --
                                                                                           -----------
                                                                                             1,918,761
                                                                                           -----------






The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                                               Market
                                                                       Shares                  Value
                                                                      --------                --------
UNITED KINGDOM -- 0.3%
  Anglo American....................................................        2,600         $  110,131
  Liberty International.............................................          654              4,357
                                                                                          ----------
                                                                                             114,488
                                                                                          ----------

VENEZUELA -- 3.2%
  Anonima Nacional Telefonos de Venezuela...........................      117,994            491,387
  Banco Venezolano de Credito.......................................       53,945            135,912
  Electricdid de Caracas............................................    1,959,647            534,383
  Mavesa............................................................    2,136,000             95,760
  Siderurgica Venez Sivensa, Class A*...............................    5,680,600            108,603
  Siderurgica Venez Sivensa, Class B*...............................           56                  1
                                                                                          ----------
                                                                                           1,366,046
                                                                                          ----------

TOTAL COMMON STOCKS
  (Cost $35,438,161)................................................                      37,957,027
                                                                                          ----------

FOREIGN PREFERRED STOCKS -- 7.2%

BRAZIL -- 7.2%
  Banco Estado de Sao Paulo.........................................   15,400,000            571,549
  Banco Itau........................................................    1,500,000            112,188
  Bombril Cirio.....................................................    7,320,000             45,055
  Brahma............................................................          909                660
  Brasileira de Distribuicao Grupo Pao de Acuar.....................    1,324,921             37,802
  Centrais Geradoras do Sul do Brasil...............................        1,020                  1
  Electricidad Servicos.............................................   14,648,638             28,405
  Embratel Participacoes............................................   19,680,060            441,575
  Ericsson Telecomunoicacoes........................................   25,800,000            328,753
  Gerdau............................................................    2,323,361             56,121
  Gerdau Metalurgica................................................    7,521,960            337,551
  Lojas Americana...................................................   45,701,327            170,652
  Sao Carlos Empreendinento e Participacoes.........................          327                  1
  Serrana...........................................................        4,661                  3
  Siderurgica Nacional*.............................................          719                 10








The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

PREFERRED STOCKS -- continued

                                                                                              Market
                                                                      Shares                  Value
                                                                     --------                --------
  Tele Celular Sul Participacoes...................................            60           $       --
  Tele Centro Oeste Celular Participacoes..........................            65                   --
  Tele Centro Sul Participacoes....................................            60                    1
  Tele Leste Celular Participacoes.................................            60                   --
  Tele Nordeste Cel Participacoes..................................            60                   --
  Tele Norte Celular Participacoes.................................            60                   --
  Tele Norte Leste Participacoes...................................            60                    1
  Tele Sudeste Cellular Participacoes..............................            60                   --
  Telecomunicacoes do Parana.......................................     1,010,000              350,283
  Telemig Cellular Participacoes...................................            60                   --
  Telesp Celular Participacoes.....................................    23,245,502              417,260
  Telesp Participacoes.............................................     6,880,060              171,487
  Vale do Rio Doce*................................................        19,960                   --
                                                                                            ----------
                                                                                             3,069,358
                                                                                            ----------
TOTAL PREFERRED STOCKS
  (Cost $2,558,943)................................................                          3,069,358
                                                                                            ----------

RIGHTS -- 0.0%

BRAZIL -- 0.0%
  Itausa...........................................................        18,290               14,186
  Itausa Preference Receipts.......................................           428                  332
                                                                                            ----------
                                                                                                14,518
                                                                                            ----------

TOTAL RIGHTS
  (Cost $9,325)....................................................                             14,518
                                                                                            ----------

WARRANT -- 0.0%

THAILAND -- 0.0%
   Siam Commercial Bank, expiring 06/22/04* (Cost $0)..............        28,900                   --
                                                                                            ----------












The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------




                                                                   Market
                                                                   Value
                                                                  --------

TOTAL INVESTMENTS -- 95.5%
(Cost $38,006,429) (a)..................................         $41,040,903
                                                                 -----------

OTHER ASSETS AND LIABILITIES, NET -- 4.5%................          1,927,752
                                                                 -----------

TOTAL NET ASSETS -- 100.0%...............................        $42,968,655
                                                                 ===========

-------------------------------------------------------------------------------

  * Non-Income Producing Security
ADR American Depositary Receipt
GDR Global Depositary Receipt
(a) The cost for federal income tax purposes was $38,006,429. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $3,034,474. This consisted of aggregate unrealized appreciation for all securities of $11,055,650 and aggregate gross unrealized depreciation for all securities of $8,021,176.



































The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                              APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

At April 30, 2000, sector diversification of the Portfolio was as follows:

                                                                      % of           Market
Sector Diversification                                             Net Assets        Value
                                                                  ------------    ------------
Agriculture.................................................         0.3%         $   143,587
Automotive..................................................         1.7              747,800
Banking.....................................................        11.9            5,087,092
Beverages, Food & Tobacco...................................         3.1            1,332,561
Building Materials..........................................         4.6            1,987,631
Chemicals...................................................         2.7            1,178,222
Commercial Services.........................................         0.2              102,543
Computers...................................................         0.7              299,869
Electrical Components & Equipment...........................         5.3            2,266,890
Electronics.................................................         9.0            3,851,380
Engineering & Construction..................................         2.5            1,058,367
Entertainment & Leisure.....................................         1.2              535,528
Financial Services..........................................         4.6            1,968,726
Forest Products & Paper.....................................         0.7              318,851
Holding Companies...........................................         4.0            1,704,902
Home Builders...............................................         0.7              314,253
Home Furnishings & Appliances...............................         1.2              510,596
Insurance...................................................         1.9              810,909
Investment Companies........................................         0.4              181,810
Iron/Steel..................................................         2.1              896,703
Machinery...................................................         0.1               25,579
Metals & Mining.............................................         0.7              280,613
Oil & Gas...................................................         6.3            2,691,045
Pharmaceuticals.............................................         0.8              344,605
Real Estate.................................................         0.4              192,962
Retail......................................................         2.1              889,975
Semiconductors..............................................         2.0              875,983
Telecommunications..........................................         9.8            4,190,114
Telephone...................................................        10.1            4,352,517
Textiles....................................................         0.4              173,858
Transportation..............................................         2.5            1,092,551
Water.......................................................         1.5              632,881
                                                                  ------          -----------

Total Investments...........................................        95.5%         $41,040,903
Other Assets and Liabilities, Net...........................         4.5            1,927,752
                                                                  ------          -----------

Net Assets..................................................       100.0%         $42,968,655
                                                                  ======          ===========






The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost.......................................................   $ 38,006,429
                                                                              ============

Investments, at Value - Note A.............................................   $ 41,040,903
Cash.......................................................................      1,559,453
Dividends Receivable.......................................................        308,201
Receivable for Investments Sold............................................        179,989
Receivable for Portfolio Shares Sold.......................................         14,662
                                                                              ------------

  Total Assets.............................................................     43,103,208
                                                                              ------------

Liabilities
Payable for Custodian Fees - Note D........................................         61,283
Payable for Investment Advisory Fees - Note B..............................         46,972
Payable for Administrative Fees - Note C...................................         11,578
Payable for Portfolio Shares Redeemed......................................          9,127
Payable for Directors'Fees - Note F........................................          4,027
Other Liabilities..........................................................          1,566
                                                                              ------------

  Total Liabilities........................................................        134,553
                                                                              ------------

Net Assets.................................................................   $ 42,968,655
                                                                              ============

Net Assets Consist of:
Paid in Capital............................................................     43,599,466
Undistributed Net Investment Income........................................        213,020
Accumulated Net Realized Loss..............................................     (3,855,546)
Unrealized Appreciation....................................................      3,011,715
                                                                              ------------

Net Assets.................................................................   $ 42,968,655
                                                                              ============

Institutional Class Shares
Net Assets.................................................................   $ 42,968,655
                                                                              ============

Net Assets Value, Offering and Redemption
  Price Per Share, 3,860,852 shares outstanding
  (Unlimited authorization, no par value)..................................   $      11.13
                                                                              ============











The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    ACADIAN EMERGING MARKETS PORTFOLIO
                             FOR THE SIX MONTHS ENDED APRIL 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends...................................................................     $    916,442
Interest....................................................................            6,602
Less: Foreign Taxes Withheld................................................          (80,936)
                                                                                 ------------

  Total Investment Income...................................................          842,108
                                                                                 ------------

Expenses
Investment Advisory Fees -- Note B..........................................          312,991
Custodian Fees -- Note D....................................................          125,359

Administrative Fees -- Note C...............................................           69,915
Printing Fees...............................................................           30,134
Audit Fees..................................................................           10,249
Directors'Fees -- Note F....................................................            4,066
Legal Fees..................................................................            2,049
Registration and Filing Fees................................................            1,223
Other Expenses..............................................................           18,202
                                                                                 ------------
  Net Expenses Before Expense Offset........................................          574,188
Expense Offset -- Note A....................................................             (767)
                                                                                 ------------

  Net Expenses After Expense Offset.........................................          573,421
                                                                                 ------------

Net Investment Income.......................................................          268,687
                                                                                 ------------

Net Realized Gain (Loss) on:
Investments.................................................................       11,790,314
Foreign Currency Transactions...............................................          (55,282)
                                                                                 ------------

Net Realized Gain on Investments and Foreign Currency Transactions..........       11,735,032
                                                                                 ------------

Net Change in Unrealized Appreciation (Depreciation):
Investments.................................................................         (479,963)
Foreign Exchange Translations...............................................           16,985
                                                                                 ------------

Net Change in Unrealized Appreciation (Depreciation)........................         (462,978)
                                                                                 ------------

Net Gain on Investments and Foreign Currency................................       11,272,054
                                                                                 ------------

Net Increase in Net Assets Resulting from Operations........................     $ 11,540,741
                                                                                 ============









The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO

-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months
                                                                      Ended            Year Ended
                                                                   April 30,2000       October 31,
                                                                    (Unaudited)           1999
                                                                  --------------     --------------

Investment Activities:
  Net Investment Income........................................   $     268,687      $   1,415,512
  Net Realized Gain (Loss).....................................      11,735,032         (3,730,618)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments and Foreign Currency Transactions...........        (462,978)        42,308,850
                                                                  -------------      -------------

  Net Increase in Net Assets Resulting
    from Operations............................................      11,540,741         39,993,744
                                                                  -------------      -------------

Distributions to Shareholders From:
  Net Investment Income........................................        (630,056)        (1,243,820)
                                                                  -------------      -------------

  Total Distributions..........................................        (630,056)        (1,243,820)
                                                                  -------------      -------------

Capital Share Transactions:
  Shares Issued................................................       8,828,972         58,979,748
  Shares Issued upon Reinvestment of Distributions.............         620,088          1,215,148
  Redemption Fees -- Note I....................................            --               18,617
  Shares Redeemed..............................................     (54,410,299)      (110,609,470)
                                                                  -------------      -------------

  Net Decrease from Capital Share Transactions.................     (44,961,239)       (50,395,957)
                                                                  -------------      -------------

    Total Decrease in Net Assets...............................     (34,050,554)       (11,646,033)
                                                                  -------------      -------------

Net Assets:
  Beginning of Period..........................................      77,019,209         88,665,242
                                                                  -------------      -------------

  End of Period (including undistributed net investment
    income of $213,020 and $629,671, respectively).............   $  42,968,655      $  77,019,209
                                                                  =============      =============

Shares Issued and Redeemed:
  Shares Issued................................................         748,761          7,326,624
  Shares Issued upon Reinvestment of Distributions.............          55,663            173,345
  Shares Redeemed..............................................      (5,149,125)       (12,437,172)
                                                                  -------------      -------------

  Net Decrease in Shares Outstanding...........................      (4,344,701)        (4,937,203)
                                                                  =============      =============










The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       Selected Per Share Data & Ratios
                                                         For a Share Outstanding Throughout Each Period

                                  Six Months
                                    Ended
                                   April 30,                     Years Ended October 31
                                    2000        ------------------------------------------------------
                                 (Unaudited)*     1999*         1998      1997       1996       1995
                                 ----------     ---------     --------  --------   --------   --------

Net Asset Value,
  Beginning of Period...........   $    9.39    $    6.75  $   11.28  $   12.12  $   11.23  $   14.00
                                   ---------    ---------  ---------  ---------  ---------  ---------

Income from Investment
  Operations
  Net Investment Income.........        0.05         0.10       0.11       0.16       0.13       0.05
  Net Realized and Unrealized
    Gain (Loss).................        1.80         2.63      (3.99)+    (0.85)      0.84      (2.82)
                                   ---------    ---------  ---------  ---------  ---------  ---------

 Total from Investment
    Operations..................        1.85         2.73      (3.88)     (0.69)      0.97      (2.77)
                                   ---------    ---------  ---------  ---------  ---------  ---------

Distributions:
  Net Investment Income.........       (0.11)       (0.09)     (0.14)     (0.12)     (0.02)        --
  Net Realized Gain.............          --           --      (0.51)     (0.03)     (0.06)        --
                                   ---------    ---------  ---------  ---------  ---------  ---------

    Total Distribution..........       (0.11)       (0.09)     (0.65)     (0.15)     (0.08)        --
                                   ---------    ---------  ---------  ---------  ---------  ---------

Net Asset Value, End of Period..   $   11.13    $    9.39  $    6.75  $   11.28  $   12.12  $   11.23
                                   =========    =========  =========  =========  =========  =========

Total Return....................       19.23%**     41.49%    (36.00)%    (5.71)%     8.72%    (19.79)%++
                                   =========    =========  =========  =========  =========  =========

Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands)...................   $   42,969       $77,019    $88,665    $   80,220    $   69,649    $   33,944
Ratio of Expenses to Average
  Net Assets....................         1.84%***      1.61%@     1.61%@        1.50%         1.79%         1.78%
Ratio of Net Investment Income
  to Average Net Assets.........         0.86%***      1.11%      1.60%         1.31%         1.29%         0.86%
Portfolio Turnover Rate.........           16%           45%        32%           28%           11%           21%

*         Per share amounts for the period are based on average outstanding shares.
**        Not Annualized.
***       Annualized.
 + The amount shown for the year ended October 31, 1998 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
++ Total return would have been lower had certain fees not been waived by the Adviser during the period.
@ The ratio of net operating expenses to average net assets, excluding foreign tax expense, is 1.53% and 1.59% for the years ended October 31, 1999 and 1998, respectively.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

   UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trustee (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

   A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

      1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

      2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

      The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------



       3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

       Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

       4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

       5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------



   two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

       6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

       The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

       Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income, accumulated net realized gain (loss), and paid in capital.

       Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

       7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------


       Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

       B. Investment Advisory Services: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

       C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center, ("UAMSSC") affiliate of UAM, to assist in providing certain services to the Portfolio.

       Pursuant to the Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

       For the year ended April 30, 2000, the Administrator was paid $69,915, of which $26,318 was paid to SEI for their services, $8,683 to DST for their services, and $5,473 to UAMSSC for their services.

       Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-administrator from Chase Global Fund Services Company to SEI Investments Mutual Fund Services.

       D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio.

       E. Distribution Services: UAM Fund Distributors, Inc. (the
   "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------


   Portfolio.

       F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

       G. Purchases and Sales: For the year ended April 30, 2000, the Portfolio made purchases of $9,666,440 and sales of $51,238,067 of investment securities other than long-term U.S. Government and short-term securities. There were no purchase or sales of long-term U.S. Government securities.

       H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the period April 30, 2000, the Portfolio had no borrowings under the agreement.

       I. Other: At April 30, 2000, 87.3% of total shares outstanding were held by 4 record shareholders owning 10% or greater of the aggregate total shares outstanding.

       The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days.

       At April 30, 2000, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                                     NOTES

                                     NOTES

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                                William H. Park
Director, President and Chairman                Vice President

John T. Bennett, Jr.                            Gary L. French
Director                                        Treasurer

Nancy J. Dunn                                   Robert R. Flaherty
Director                                        Assistant Treasurer

Philip D. English                               Robert J. Della Croce
Director                                        Assistant Treasurer

William A. Humenuk                              Martin J. Wolin, Esq.
Director                                        Secretary

James P. Pappas                                 Theresa DelVecchio
Director                                        Assistant Secretary

Peter M. Whitman, Jr.
Director

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Acadian Asset Management, Inc.
Ten Post Office Square
Boston, MA 02109

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110



                               --------------------------------------
                                This report has been prepared for
                                shareholders and may be distributed
                                to others only if preceded or
                                accompanied by a current prospectus.
                               --------------------------------------